Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 4, 2002



                                AMREP CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Oklahoma                       1-4702                   59-0936128
----------------------------       ----------------       ----------------------
(State or Other Jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                 Number)            Identification Number)



                 641 Lexington Avenue, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (212) 705-4700
                                                           --------------

Item 5. Other Events.

     On April 4, 2002 the Registrant's Kable News Company subsidiary entered into a Loan Agreement with U. S. Bank National Association which provides a
$20,000,000 revolving line-of-credit that matures May 1, 2005. This line replaces the line-of-of credit which was to mature May 1, 2002.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

       (c) Exhibits.

          The exhibit filed in this report is listed in the Exhibit Index.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2002


                                                     AMREP Corporation


                                                     By: /s/ Peter M. Pizza
                                                         ------------------
                                                           Peter M. Pizza
                                                           Vice President

                                  Exhibit Index

      Exhibit No.
      -----------

          4(a) Loan  Agreement  dated as of April 4, 2002 between Kable News
               Company, Inc., Kable Fulfillment Services of Ohio, Inc. and Kable Distribution Services, Inc., and U. S. Bank National Association.